Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Timothy P. Cawley	July 9, 2024
Timothy P. Cawley	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 8th day of July 2024.

/s/ Kirkland B. Andrews
Kirkland B. Andrews

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Joseph Miller	July 10, 2024
Joseph Miller	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Ellen V. Futter	July 10, 2024
Ellen V. Futter	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ John F. Killian	July 9, 2024
John F. Killian	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Karol V. Mason	July 9, 2024
Karol V. Mason	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Dwight A. McBride	July 9, 2024
Dwight A. McBride	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ William J. Mulrow	July 9, 2024
William J. Mulrow	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this as of the date set forth next to his name.

/s/ Armando J. Olivera	July 9, 2024
Armando J. Olivera	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Michael W. Ranger	July 9, 2024
Michael W. Ranger	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Linda S. Sanford	July 9, 2024
Linda S. Sanford	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Deirdre Stanley	July 9, 2024
Deirdre Stanley	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ L. Frederick Sutherland	July 11, 2024
L. Frederick Sutherland	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Catherine Zoi	July 9, 2024
Catherine Zoi	Date